UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 __________________________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 13, 2022
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AGNC INVESTMENT CORP.
(Exact name of registrant as specified in its charter)
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Delaware	001-34057	26-1701984
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2 Bethesda Metro Center, 12th Floor
Bethesda, Maryland 20814
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(301) 968-9300
N/A
(Former name or former address, if changed since last report)
 __________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock, par value $0.01 per share	AGNC	The Nasdaq Global Select Market
Depositary shares of 7.000% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	AGNCN	The Nasdaq Global Select Market
Depositary shares of 6.875% Series D Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	AGNCM	The Nasdaq Global Select Market
Depositary shares of 6.50% Series E Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	AGNCO	The Nasdaq Global Select Market
Depositary shares of 6.125% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	AGNCP	The Nasdaq Global Select Market
Depositary shares of 7.75% Series G Fixed-Rate Reset Cumulative Redeemable Preferred Stock	AGNCL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 3.03. Material Modifications to Rights of Security Holders.

On September 13, 2022, AGNC Investment Corp., a Delaware corporation (the “Company”) filed a Certificate of Designations (the “Certificate of Designations”) with the Secretary of State of the State of Delaware to designate 6,900,000 shares of the Company’s authorized preferred stock as the 7.75% Series G Fixed-Rate Reset Cumulative Redeemable Preferred Stock, par value $0.01 per share, with a liquidation preference of $25,000 per share (“Series G Preferred Stock”), with the powers, designations, preferences and other rights as set forth therein. The Certificate of Designations became effective upon filing on September 13, 2022.

The Certificate of Designations provides that the Company will pay quarterly cumulative cash dividends on the Series G Preferred Stock based on the stated liquidation preference of $25,000 per share, in arrears, when and as declared, on the 15th day of each January, April, July and October, beginning on January 15, 2023 (provided that if any dividend payment date is not a business day, then the dividend which would otherwise have been payable on that dividend payment date may be paid on the next succeeding business day) (i) from, and including, the date of original issuance to, but excluding, October 15, 2027 (the “First Reset Date”), at a fixed rate equal to 7.75% (equivalent to $1,937.50 per annum per share of Series G Preferred Stock or $1.93750 per annum per depositary share (each a “Depositary Share” and collectively, the “Depositary Shares”), each representing 1/1,000th of a share of the Series G Preferred Stock), and (ii) from and including the First Reset Date, during each reset period, at a rate per annum equal to the five-year U.S. Treasury Rate as of the most recent reset dividend determination date (as defined in the Certificate of Designations) plus a spread of 4.39% per annum.

The Series G Preferred Stock will rank, with respect to rights to the payment of dividends and the distribution of assets upon our liquidation, dissolution or winding up, (1) senior to all classes or series of the Company’s common stock and to all other equity securities issued by the Company other than equity securities referred to in clauses (2) and (3); and (2) on a parity with all equity securities issued by the Company with terms specifically providing that those equity securities rank on a parity with the Series G Preferred Stock with respect to rights to the payment of dividends and the distribution of assets upon the Company’s liquidation, dissolution or winding up, including the Company’s currently outstanding 7.000% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, 6.875% Series D Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock, 6.50% Series E Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock and 6.125% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock.

Generally, the Series G Preferred Stock will not be redeemable before October 15, 2027, except under circumstances intended to preserve the Company’s qualification as a real estate investment trust (“REIT”), for federal income tax purposes and except upon the occurrence of a Change of Control (as defined in the Certificate of Designations). On or after October 15, 2027, the Company may, at its option, redeem any or all of the shares of the Series G Preferred Stock at $25,000 per share (equivalent to $25.00 per Depositary Share) plus any accumulated and unpaid dividends to, but not including, the redemption date. In addition, upon the occurrence of a Change of Control, the Company may, at its option, redeem any or all of the shares of Series G Preferred Stock within 120 days after the first date on which such Change of Control occurred at $25,000 per share ($25.00 per Depositary Share) plus any accumulated and unpaid dividends to, but not including, the redemption date. The Series G Preferred Stock has no stated maturity, is not subject to any sinking fund or mandatory redemption and will remain outstanding indefinitely unless repurchased or redeemed by the Company or converted into common stock of the Company in connection with a Change of Control by the holders of Series G Preferred Stock.

Upon the occurrence of a Change of Control, each holder of Series G Preferred Stock will have the right (subject to the Company’s election to redeem the Series G Preferred Stock in whole or in part, as described above, prior to the Change of Control Conversion Date (as defined in the Certificate of Designations)) to convert some or all of the Series G Preferred Stock held by such holder on the Change of Control Conversion Date into a number of shares of the Company’s common stock per share of Series G Preferred Stock determined by formula, in each case, on the terms and subject to the conditions described in the Certificate of Designations, including provisions for the receipt, under specified circumstances, of alternative consideration.

There are restrictions on ownership of the Series G Preferred Stock intended to preserve the Company’s qualification as a REIT. Holders of Series G Preferred Stock generally have no voting rights, but have limited voting rights if the Company fails to pay dividends for six or more full quarterly dividend periods (whether or not consecutive) and under certain other circumstances.

The foregoing description of the terms of the Series G Preferred Stock is qualified in its entirety by reference to the Certificate of Designations, a copy of which is filed as Exhibit 3.7 to the Company’s Form 8-A filed on September 14, 2022 and is incorporated herein by reference. A copy of the form of a certificate representing Series G Preferred Stock is filed as Exhibit 4.1 to the Company’s Form 8-A filed on September 14, 2022 and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information about the Certificate of Designations set forth under Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03.

Item 8.01. Other Events.
On September 14, 2022, in connection with the underwriting agreement, dated September 7, 2022, relating to the Company’s sale of Depositary Shares, the Company issued 6,000 shares of Series G Preferred Stock. The Series G Preferred Stock was deposited with Computershare Inc. and Computershare Trust Company, N.A., acting jointly as depositary (the “Depositary”). On September 14, 2022, the Company entered into a Deposit Agreement with the Depositary (the “Deposit Agreement”) and the holders from time to time of the receipts described therein (the “Depositary Receipt”). Copies of the Deposit Agreement and the form of Depositary Receipt are included as Exhibits 4.2 and 4.3 hereto, respectively, and are incorporated herein by reference.

On September 14, 2022, Skadden, Arps, Slate, Meagher & Flom LLP delivered to the Company an opinion with respect to the validity of the Depositary Shares, the Series G Preferred Stock and the common stock of the Company issuable upon conversion of the Series G Preferred Stock (the “Opinion”). The Opinion is being filed herewith, and thereby automatically incorporated by reference into the Company’s Registration Statement on Form S-3 (No. 333-257014), in accordance with the requirements of Item 601(b)(5) of Regulation S-K.

(d) Exhibits.

Exhibit No.	Description

3.1
Certificate of Designations of AGNC Investment Corp., designating the Company's 7.75% Series G Fixed-Rate Reset Cumulative Redeemable Preferred Stock, par value $0.01 per share, incorporated herein by reference to Exhibit 3.7 of Form 8-A (File No.001-34057), filed September 14, 2022.

4.1
Form of Stock Certificate representing the Company's 7.75% Series G Fixed-Rate Reset Cumulative Redeemable Preferred Stock, incorporated herein by reference to Exhibit 4.1 of Form 8-A (File No.001-34057), filed September 14, 2022.

4.2	Deposit Agreement, dated September 14, 2022, among AGNC Investment Corp., Computershare Inc. and Computershare Trust Company, N.A., acting jointly as depositary.
4.3	Form of Depositary Receipt representing the Depositary Shares (included as Exhibit A to Exhibit 4.2 hereto).
5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding the validity of the Depositary Shares and the Series G Preferred Stock.
5.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (contained in Exhibit 5.1 hereto).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGNC INVESTMENT CORP.

Dated: September 14, 2022	By:	/s/ Kenneth L. Pollack
Kenneth L. Pollack
Executive Vice President, Chief Compliance Officer, General Counsel and Secretary